UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2013

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

October 2013 Distributions

The board of directors (the “Board”) of Hines Real Estate Investment Trust, Inc. (the “Company”) has authorized the Company to declare distributions for the month of October 2013. These distributions will be calculated based on shareholders of record each day during the month of October 2013 in an amount equal to $0.00073973 per share, per day and will be paid in January 2014 in cash or reinvested in stock for those participating in the Company’s dividend reinvestment plan.

Share Redemption Plan

The Board determined to waive the limitation on the share redemption plan and fully honor all redemption requests received for the quarter ended September 30, 2013.  Generally, funds available for redemption are limited to the amount of proceeds received from the Company’s dividend reinvestment plan in the prior quarter.  However, the Board has the discretion to redeem shares in excess of this amount if it determines there are sufficient available funds and it is appropriate to do so as long as the total amount redeemed does not exceed the amount required to redeem 10% of the Company’s shares outstanding as of the same date in the prior calendar year.  Pursuant to this discretion, the Board determined for the quarter ended September 30, 2013 to redeem shares in the amount of $11.5 million, which was in excess of the $5.9 million received from the dividend reinvestment plan in the prior quarter.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the timing of payment of distributions, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions to its stockholders and the sources of such distribution payments and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and its other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

October 1, 2013	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer